                                                                                                                          EXHIBIT 1

                                                        JOINT FILING AGREEMENT

         This will confirm the agreement by and between the undersigned that the Schedule 13D filed on or about this date and any amendments thereto with respect to beneficial ownership by the undersigned of shares of common stock, par value $0.001 per share, of
Digital Impact, Inc. is being filed on behalf of each of the undersigned under the Securities Exchange Act of 1934, as amended. This agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated:  April 4, 2005

                                                              ADAM MERGER CORPORATION

                                                              By:  /s/  Jerry C. Jones
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                                                              Name:  Jerry C. Jones
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                                                              Title:  Vice President/Assistant Secretary
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                                                              ACXIOM CORPORATION

                                                              By:  /s/  Jerry C. Jones
                                                                 ---------------------------------------
                                                              Name:  Jerry C. Jones
                                                                   -------------------------------------
                                                              Title:  Business Development/Legal Leader
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